Supplement to the
Fidelity® Disciplined Equity Fund and Fidelity Focused
Stock Fund
December 30, 2005
Prospectus

At its July 2006 meeting, the Board of Trustees of Fidelity Focused Stock Fund approved removal of the redemption fee on shares held less than 30 days effective no later than September 1, 2006. The redemption fee will not be imposed on any shares redeemed from accounts held directly with Fidelity beginning July 24, 2006. If you redeem fund shares through an intermediary prior to September 1, 2006, you should contact your intermediary for more information on whether the redemption fee will be imposed on the shares you redeem.

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The following information replaces the similar information found under the heading "Policies" in the "Features and Policies" section on page 21.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA, Keogh, and Non-Fidelity Prototype Retirement accounts), for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

The following information replaces similar information found in the "Fund Management" section on page 25.

Keith Quinton is vice president and manager of Disciplined Equity Fund, which he has managed since October 2006. He also manages other Fidelity funds. Mr. Quinton joined Fidelity Investments as a portfolio manager in May 2001. Previously, he was a quantitative analyst for MFS Investment Management. From 1997 to 2000, Mr. Quinton was a vice president and senior quantitative analyst for Santander Global Advisors.

QNT-06-04 October 18, 2006
1.720406.121